SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 8, 2004

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NATURAL RESOURCE PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-31465 (Commission File Number)	35-2164875 (I.R.S. Employer Identification No.)

601 Jefferson, Suite 3600 Houston, Texas (Address of principal executive offices)	77002 (Zip code)

Registrant’s telephone number, including area code: (713) 751-7507

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
2nd Amend. to Long-Term Incentive Plan

Item 1.01. Entry into a Material Definitive Agreement.

     On December 8, 2004, the Compensation, Nominating and Governance Committee of GP Natural Resource Partners LLC, the general partner of the general partner of Natural Resource Partners L.P., amended the Natural Resource Partners Long-Term Incentive Plan (the “LTIP”) to change the way in which the cash awards payable upon the vesting of phantom units under the LTIP are calculated. The amendment is attached to this Form 8-K as Exhibit 10.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

10.1	Second Amendment to the Natural Resource Partners Long-Term Incentive Plan (as Amended and Restated).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURAL RESOURCE PARTNERS L.P. (Registrant)

By: NRP (GP) LP its General Partner

By: GP Natural Resource Partners LLC
its General Partner

/s/ Wyatt L. Hogan

Wyatt L. Hogan Vice President and General Counsel

     Dated: December 13, 2004

EXHIBIT INDEX

Exhibit No.	Description
10.1	Second Amendment to the Natural Resource Partners Long-Term Incentive Plan (as Amended and Restated).